                                                                  Execution Copy


                       NINTH AMENDMENT TO CREDIT AGREEMENT


                  THIS NINTH AMENDMENT TO CREDIT AGREEMENT, dated as of March 27, 1998 (this "Amendment"), is by and among OWOSSO CORPORATION, a Pennsylvania corporation ("Owosso"), AHAB INVESTMENT COMPANY, a Delaware corporation ("Ahab"), CRAMER COMPANY, a Delaware corporation ("Cramer"), DEWEZE MANUFACTURING, INC., a Pennsylvania corporation ("DewEze"), THE LANDOVER COMPANY, a Pennsylvania corporation, and the survivor of the merger with Snyder Industries Group, Inc., a Washington corporation ("Landover"), MOTOR PRODUCTS-OWOSSO CORPORATION, a Delaware corporation ("Motor Products"), SNOWMAX, INCORPORATED, a Pennsylvania corporation ("Snowmax"), SOONER TRAILER MANUFACTURING CO., a Delaware corporation ("Sooner"), MOTOR PRODUCTS-OHIO CORPORATION, a Delaware corporation ("Motor Products-Ohio"), GREAT BEND MANUFACTURING COMPANY, INC., a Kansas corporation ("Great Bend"), STATURE ELECTRIC, INC., a New York corporation ("Stature"), and OWOSSO MOTOR GROUP, INC., a Pennsylvania corporation ("Motor Group" and, together with Owosso, Ahab, Cramer, DewEze, Landover, Motor Products, Snowmax, Sooner, Motor Products-Ohio, Great Bend and Stature, collectively the "Borrowers" and individually a "Borrower"), NBD BANK, a Michigan banking corporation formerly known as NBD Bank, N.A. ("NBD"), PNC BANK, NATIONAL ASSOCIATION, a national banking association ("PNC" and, together with NBD, collectively the "Banks" and individually a "Bank"), and NBD BANK, as agent (in such capacity, the "Agent") for the Banks.


                                  INTRODUCTION

                  A. The Borrowers, the Banks and the Agent are parties to the Credit Agreement, dated as of October 31, 1994, as amended by the First Amendment to Credit Agreement, dated as of August 1, 1995, the Second Amendment to Credit Agreement, dated as of September 1, 1995, the Third Amendment to Credit Agreement, dated as of October 31, 1995, and the Fourth Amendment to Credit Agreement, dated as of March 8, 1996, the Fifth Amendment to Credit Agreement, dated as of May 31, 1996, the Sixth Amendment to Credit Agreement, dated as of December 1, 1996, the Seventh Amendment to Credit Agreement, dated as of March 3, 1997, and the Eighth Amendment to Credit Agreement, dated as of December 29, 1997 (the "Credit Agreement"), pursuant to which the Banks provide to the Borrowers, on a joint and several liability basis, a revolving credit facility in the aggregate principal amount of $55,000,000.

                  B. The Borrowers, the Banks and the Agent now desire to further amend the Credit Agreement on the terms and conditions herein set forth.

                  NOW, THEREFORE, in consideration of the mutual agreements herein and in the Credit Agreement contained, the parties hereto agree as follows:


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                    ARTICLE 1. AMENDMENTS TO CREDIT AGREEMENT

                  Effective upon the date (the "Amendment Date") the conditions precedent set forth in Article 2 of this Amendment are satisfied, the Credit Agreement hereby is amended as follows:

                  1.1 The following definitions of the terms "Ninth Amendment" and "Pledge Agreement" are added to Section 1.1 in alphabetical order:

                  "Ninth Amendment" shall mean the Ninth Amendment to Credit Agreement, dated as of March 27, 1998, by and among the Borrowers, the Banks and the Agent.

                  "Pledge Agreement" shall mean, collectively, each pledge agreement entered into by Owosso in favor of the Agent for the benefit of the Banks and the Agent, pursuant to the Ninth Amendment or otherwise, as amended or modified from time to time.

                  1.2 The following sentence is added to the end of
                  Section 5.1(g):

                  In addition, the relevant Borrower or Subsidiary shall, within such time period, execute and deliver to the Banks and the Agent a pledge agreement, or an amendment to any existing Pledge Agreement, in form and substance satisfactory to the Agent, pursuant to which such Borrower or Subsidiary, as the case may be, shall pledge all capital stock of such new Subsidiary.

                  1.3 Section 5.2(b) is amended and restated in full as follows:

                           (b) Total Debt to EBITDA. Permit or suffer the ratio
                  of Consolidated Total Debt of the Borrowers and their Subsidiaries to Consolidated EBITDA of the Borrowers and their Subsidiaries to be greater than (i) 5.00 to 1.00 as of the last day of either of the Borrowers' fiscal quarters ending on or about January 31, 1997 or April 30, 1997, (ii) 4.75 to 1.00 as of the last day of the Borrowers' fiscal quarter ending on or about July 31, 1997, (iii) 4.00 to 1.00 as of the last day of either of the Borrowers' fiscal quarters ending on or about October 31, 1997 or January 31, 1998, (iv) 4.50 to 1.00 as of
                  the last day of either of the Borrowers' fiscal quarters ending on or about April 30, 1998 or July 31, 1998, or (v)
                  3.50 to 1.00 as of the end of any of the Borrowers' fiscal quarters ending at any time thereafter. For purposes of


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                  determining from time to time the Borrowers' compliance with this subsection, each Person that is a Borrower or a Subsidiary of a Borrower at the time of such determination shall be deemed to have been a Borrower or a Subsidiary of a Borrower, as the case may be, for the entire period relevant to such determination (i.e., in each case, the period of four fiscal quarters of the Borrowers then ended) and each Person that was a Borrower or Subsidiary of a Borrower at any time during such relevant period, but is no longer a Borrower or Subsidiary of a Borrower, as the case may be, at the time of such determination, shall be deemed not to have been a Borrower or a Subsidiary of a Borrower, as the case may be, at any time during such period.

                  1.4 Section 5.2(c) is amended and restated in full as follows:

                           (c) Fixed Charges Coverage. Permit or suffer the
                  ratio of Consolidated Fixed Charges Coverage Availability of the Borrowers and their Subsidiaries to Consolidated Fixed Charges of the Borrowers and their Subsidiaries to be less than (i) 0.75 to 1.00 as of the end of either of the Borrowers' fiscal quarters ending on or about January 31, 1997 or April 30, 1997, (ii) 0.80 to 1.00 as of the end of the Borrowers' fiscal quarter ending on or about July 31, 1997,
                  (iii) 1.00 to 1.00 as of the end of the Borrowers' fiscal quarter ending on or about October 31, 1997 or January 31, 1998, (iv) 0.90 to 1.00 as of the end of either of the Borrowers' fiscal quarters ending on or about April 30, 1998 or July 31, 1998, (v) 1.10 to 1.00 as of the end of any of the Borrowers' fiscal quarters ending on or about October 31, 1998, January 31, 1999 or April 30, 1999, or (vi) 1.25 to 1.00
                  as of the end of any of the Borrowers' fiscal quarters ending at any time thereafter; such ratio to be determined as of the last day of each fiscal quarter of the Borrowers for the period of four fiscal quarters of the Borrowers then ended. For purposes of determining from time to time the Borrowers' compliance with this subsection, each Person that is a Borrower or a Subsidiary of a Borrower at the time of such determination shall be deemed to have been a Borrower or a Subsidiary of a Borrower, as the case may be, for the entire period relevant to such determination (i.e., in each case, the period of four fiscal quarters of the Borrowers then ended) and each Person that was a Borrower or Subsidiary of a Borrower at any time during such relevant period, but is no longer a Borrower or Subsidiary of a Borrower, as the case may be, at the time of such determination, shall be deemed not to have been a Borrower or a Subsidiary of a Borrower, as the case may be, at any time during such period. 1.5 Section 5.2(e) is amended and restated in full as follows:

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                  (e) Tangible Net Worth. Permit or suffer the Consolidated
                  Tangible Net Worth of the Borrowers and their Subsidiaries to be less than $0 at the end of the Borrowers' fiscal quarter ending on or about October 31, 1998, or at anytime thereafter.

                  1.6 Section 5.2(i) is amended and restated in full as follows:

                  (i) Negative Pledge Limitation. At any time after the Amendment Date (as defined in the Ninth Amendment), enter into any agreement, with any person other than the Banks and the Agent pursuant hereto which prohibits or limits the ability of any of the Borrowers or any of their respective Subsidiaries to create, incur, assume or suffer to exist any Lien upon any of their respective assets, rights, revenues or property, real, personal or mixed, tangible or intangible, whether now owned or hereafter acquired.

                  1.7 Subsection (j) of Section 6.1 is relabeled as subsection "(k)", and a new subsection (j) is inserted immediately following subsection
(i), as follows:

                  (j) Pledge Agreement. Any event of default described in the Pledge Agreement shall have occurred and be continuing, or any material provision of the Pledge Agreement shall at any time for any reason cease to be valid and binding and enforceable against any obligor thereunder, or the validity, binding effect or enforceability thereof shall be contested by any Borrower or any other Pledged Subsidiary (as defined in the Pledge Agreement), if any, or any obligor shall deny that it has any or further liability or obligation thereunder, or any material provision thereof shall be terminated, invalidated or set aside, or be declared ineffective or inoperative or in any way cease to give or provide to the Banks and the Agent the benefits purported to be created thereby; provided that the occurrence of any Divestiture (as defined in the Ninth Amendment) with the consent of the Banks, and the release from the Pledge Agreement of the stock of the divested Pledged Subsidiary in connection therewith, shall not constitute an Event of Default hereunder.


                  ARTICLE 2. CONDITIONS PRECEDENT TO AMENDMENTS

                  As conditions precedent to the effectiveness of the amendments to the Credit Agreement set forth in Article 1 of this Amendment, the Banks and


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the Agent shall receive the following documents and the following matters shall be completed, all in form and substance satisfactory to the Agent:

                  2.1 Owosso shall have executed and delivered to the Banks and the Agent a pledge agreement, in form and substance satisfactory to the Agent (the "Pledge Agreement"), pursuant to which Owosso shall have pledged all capital stock of all Subsidiaries of Owosso.

                  2.2 Certified copies of such documents evidencing necessary corporate action of Owosso with respect to this Amendment, the Pledge Agreement and the transactions contemplated hereby as the Agent may reasonably request.

                  2.3 The favorable written opinion of counsel to the Borrowers in form and substance satisfactory to the Agent, with respect to such matters as the Agent may reasonably request.

                  2.4 Such other documents and agreements reasonably requested by the Agent.


                    ARTICLE 3. REPRESENTATIONS AND WARRANTIES

                  In order to induce the Banks to enter into this Amendment, each Borrower represents and warrants that:

                  3.1 The execution, delivery and performance by the Borrowers of this Amendment, and the execution, delivery and performance by Owosso of the Pledge Agreement, have been duly authorized by all necessary corporate action and do not and will not (a) require any consent or approval of the stockholders of any Borrower, (b) violate any provisions of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to any Borrower or of the Articles of Incorporation or By-Laws of any Borrower, or (c) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which any Borrower is a party or by which any Borrower or its properties may be bound or affected.

                  3.2 No authorization, consent, approval, license, exemption of or filing, declaration or registration with any governmental authority or any non-governmental person or entity, including without limitation any creditor or stockholder of any Borrower, is required on the part of any Borrower in connection with the execution, delivery and performance of this Amendment or the Pledge Agreement, or the transactions contemplated hereby or as a condition to the legality, validity or enforceability of this Amendment or the Pledge Agreement.

                  3.3 This Amendment is a legal, valid and binding obligation of the Borrowers enforceable against the Borrowers in accordance with its terms. The Pledge Agreement is a legal, valid and binding obligation of Owosso enforceable against Owosso in accordance with its terms.

                  3.4 After giving effect to the amendments contained in Article 1 of this Amendment and to Section 5.2 of this Amendment, the representations and warranties contained in Article IV of the Credit Agreement are true on and as of the date hereof with the same force and effect as if made on and as of the date hereof, provided that none of Stature, Motor Products-Ohio, Great Bend or Motor Group shall be deemed a "Borrower" with respect to, but only with respect to, such representations and warranties regarding historical matters not involving any such Borrower.

                  3.5 To the best of its knowledge, none of the Borrowers or any of their respective Subsidiaries is a party to or otherwise bound by any agreement which, if such agreement were entered into or became binding after the Amendment Date, would be prohibited by Section 5.2(i) of the Credit Agreement, as amended by this Amendment. The Borrowers agree to promptly inform the Banks and the Agent upon any of the Borrowers becoming aware after the Amendment Date of any such agreement to which any of them was a party as of the Amendment Date and thereafter continues to be a party.


                        ARTICLE 4. CONDITIONAL CONSENT TO
                                   ACQUISITIONS AND DIVESTITURES


                  Owosso has informed the Banks and the Agent that it desires
(a) to purchase the stock of M.H. Rhodes, Inc., a Delaware corporation, and to purchase the stock of Astro Air, Inc., a Texas corporation (collectively, the "Acquisitions" and, individually, an "Acquisition"), and (b) to sell substantially all the assets or 100% of the capital stock of Great Bend, to sell substantially all the assets of the Parker division of DewEze, and to sell substantially all the other assets or 100% of the capital stock of DewEze (collectively, the "Divestitures" and, individually, a "Divestiture"). The Borrowers and the Banks agree that, notwithstanding anything in the Credit Agreement to the contrary, the Acquisitions and the Divestitures shall be prohibited without the prior written consent of the Banks.

                  The Banks hereby consent to each Acquisition and each Divestiture, provided that in each case the following conditions shall have been satisfied:

                           (a) no Default or Event of Default shall have
                  occurred and be continuing at the time of each such Acquisition and Divestiture (both before and after the consummation of each such Acquisition or Divestiture);

                           (b) the Great Bend Divestiture or other Divestitures
                  the net proceeds of which total not less than $7,000,000 shall have been consummated prior to any Acquisition;

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

                           (c) each such Acquisition or Divestiture shall be
                  consummated on substantially the terms and conditions as the Borrowers shall have from time to time represented to the Banks would be the terms and conditions for such Acquisition or Divestiture, as the case may be;

                           (d) all other requirements of Sections 5.1(g) and
                  5.2(g) of the Credit Agreement shall be satisfied in connection with each such Acquisition; and

                           (e) immediately upon the consummation of each such
                  Acquisition, Owosso shall pledge all capital stock of the acquired entity to the Banks and the Agent pursuant to a pledge agreement, or an amendment to any existing Pledge Agreement, in form and substance satisfactory to the Agent.

The consent of the Banks provided herein is limited to the Acquisitions and Divestitures and is subject to the conditions set forth above, and such consent shall not be deemed to be a waiver of or consent to any other action or omission in violation of the Credit Agreement, or a waiver or modification of any provision of the Credit Agreement, except as expressly set forth herein, and such consent shall not be deemed to prejudice any other right or rights which any of the Banks or the Agent may now have or have in the future under or in connection with the Credit Agreement.

                  Immediately upon the consummation of each such Divestiture that is a stock sale, provided that all relevant conditions described in (a)-(e) above relating to such Divestiture have been satisfied, whichever one of Great Bend and DewEze is the subject of each such Divestiture automatically shall be released from its obligations under the Credit Agreement and the Notes, and its stock shall be released from the pledge under the Pledge Agreement.


                            ARTICLE 5. MISCELLANEOUS

                  5.1 If any Borrower shall fail to perform or observe any term, covenant or agreement in this Amendment, or any representation or warranty made by any Borrower in this Amendment shall prove to have been incorrect in any material respect when made, such occurrence shall be deemed to constitute an Event of Default.

                  5.2 All references to the Credit Agreement in any agreement, certificate or instrument referred to in the Credit Agreement, or delivered pursuant thereto or in connection therewith or in any other document, hereafter shall be deemed references to the Credit Agreement, as amended hereby.

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

                  5.3 All agreements, certificates and instruments executed pursuant to the Credit Agreement or in connection therewith and, subject to the amendments herein provided, the Credit Agreement, shall in all respects continue in full force and effect and are hereby ratified and confirmed.

                  5.4 Capitalized terms used but not defined in this Amendment shall have the respective meanings ascribed thereto in the Credit Agreement.

                  5.5 This Amendment shall be governed by and construed in accordance with the laws of the State of Michigan.

                  5.6 This Amendment may be signed upon any number of counterparts with the same effect as if the signatures thereto were upon the same instrument.

                  5.7 The Borrowers agree, jointly and severally, to pay the reasonable fees and expenses of Dickinson Wright PLLC, counsel for the Agent, in connection with the negotiation and preparation of this Amendment and the documents referred to herein and the consummation of the transactions contemplated hereby, and in connection with advising the Agent as to its rights and responsibilities with respect thereto.


                [The rest of this page intentionally left blank.]

                  IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered as of the date first above written.


                  BORROWERS:     OWOSSO CORPORATION


                                 By: /s/ John H. Wert, Jr.
                                    -----------------------------
                                          Its: Senior VP - Finance & CFO
                                              --------------------------


                                 AHAB INVESTMENT COMPANY


                                 By: /s/ Norman J. Shumon
                                    -----------------------------

                                          Its: Vice President
                                              -------------------


                                 CRAMER COMPANY


                                 By: /s/ John H. Wert, Jr.
                                    -----------------------------

                                          Its: Secretary/Treasurer
                                              --------------------


                                 DEWEZE MANUFACTURING, INC.


                                 By: /s/ John H. Wert, Jr.
                                    -----------------------------

                                          Its: Secretary/Treasurer
                                              --------------------


                                 THE LANDOVER COMPANY


                                 By: /s/ John H. Wert, Jr.
                                    -----------------------------

                                          Its: Secretary/Treasurer
                                              --------------------



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



                                   MOTOR PRODUCTS-OWOSSO
                                   CORPORATION


                                 By: /s/ John H. Wert, Jr.
                                    -----------------------------

                                          Its: Secretary/Treasurer
                                              --------------------


                                   GREAT BEND MANUFACTURING
                                   COMPANY, INC.


                                 By: /s/ John H. Wert, Jr.
                                    -----------------------------

                                          Its: Secretary/Treasurer
                                              --------------------


                                   SNOWMAX, INCORPORATED


                                 By: /s/ John H. Wert, Jr.
                                    -----------------------------

                                          Its: Secretary/Treasurer
                                              --------------------


                                   SOONER TRAILER MANUFACTURING
                                   CO.


                                 By: /s/ John H. Wert, Jr.
                                    -----------------------------

                                          Its: Secretary/Treasurer
                                              --------------------


                                   MOTOR PRODUCTS-OHIO
                                   CORPORATION

                                 By: /s/ John H. Wert, Jr.
                                    -----------------------------

                                          Its: Secretary/Treasurer
                                              --------------------




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

                                   STATURE ELECTRIC, INC.


                                 By: /s/ John H. Wert, Jr.
                                    -----------------------------

                                          Its: Secretary/Treasurer
                                              --------------------


                                   OWOSSO MOTOR GROUP, INC.


                                 By: /s/ John H. Wert, Jr.
                                    -----------------------------

                                          Its: Secretary/Treasurer
                                              --------------------


                  Agent and Banks:          NBD BANK, as Agent and as a Bank


                                 By: /s/ William C. Goodhue
                                    -----------------------------

                                             Its: Vice President
                                                 ----------------


                                    PNC BANK, NATIONAL ASSOCIATION


                                  By: /s/ Heidi S. Bahmueller
                                    -----------------------------

                                             Its: Banking Officer
                                                 ----------------






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